UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): January 8, 2007
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                            ICON Income Fund Ten, LLC
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               (Exact Name of Registrant as Specified in Charter)


      Delaware                  000-50654                      35-2193184
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(State or Other          (Commission File Number)          (I.R.S. Employer
Jurisdiction of                                            Identification No.)
Incorporation)



                           100 Fifth Avenue, 4th Floor
                            New York, New York 10011
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                    (Address of Principal Executive Offices)



                                 (212) 418-4700
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              (Registrant's telephone number, including area code)


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            (Former name or former address, if changed since last report)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)


[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers

     On January 8, 2007, Michael A. Reisner, 36, was appointed the Chief Financial Officer of ICON Capital Corp., the Manager of the Registrant (the "Manager"). Mr. Reisner replaces Thomas W. Martin, who will continue to serve as a director and the Chief Operating Officer of the Manager. Since February 2006, Mr. Reisner has been the Manager's Executive Vice President of Acquisitions. Mr. Reisner was the Manager's Senior Vice President and General Counsel from January 2004 through January 2006 and the Manager's Vice President and Associate General Counsel from March 2001 until December 2003.

     There is no family relationship between Mr. Reisner and any director, executive officer or person nominated or chosen by the Manager to become a director or executive officer. There are no transactions in which Mr. Reisner has an interest requiring disclosure under Item 404(a) of Regulation S-K.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            ICON INCOME FUND TEN, LLC
                                            By:  ICON CAPITAL CORP., its Manager


Dated:  January 8, 2007
                                            By:  /s/ Thomas W. Martin
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                                               Thomas W. Martin
                                               Chief Operating Officer